United States
Securities and Exchange Commission
Washington, D.C.  20549

Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

811-2782

(Investment Company Act File Number)

Federated High Income Bond Fund, Inc.
_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
(Address of Principal Executive Offices)

(412) 288-1900
(Registrant's Telephone Number)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)
(Notices should be sent to the Agent for Service)

Date of Fiscal Year End:  3/31/2009

Date of Reporting Period:  3/31/2009

Item 1.                      Reports to Stockholders

Federated
World-Class Investment Manager

Federated High Income Bond Fund, Inc.

Established 1977

ANNUAL SHAREHOLDER REPORT

March 31, 2009

Class A Shares
Class B Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF DIRECTORS AND FUND OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2009	2008	2007	2006		2005
Net Asset Value, Beginning of Period	$7.32	$8.11	$7.87	$7.96		$8.05
Income From Investment Operations:
Net investment income	0.60	0.57 [1]	0.58 [1]	0.59		0.58
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.93)	(0.77)	0.25	(0.09)		(0.05)
TOTAL FROM INVESTMENT OPERATIONS	(1.33)	(0.20)	0.83	0.50		0.53
Less Distributions:
Distributions from net investment income	(0.60)	(0.59)	(0.59)	(0.59)		(0.62)
Redemption Fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00	[2]	0.00	[2]
Net Asset Value, End of Period	$5.39	$7.32	$8.11	$7.87		$7.96
Total Return [3]	(18.87)%	(2.59)%	11.05%	6.57	% [4]	6.77	% [5]

Ratios to Average Net Assets:
Net expenses	1.23%	1.23%	1.22%	1.20%		1.22%
Net investment income	9.45%	7.29%	7.35%	7.21%		7.24%
Expense waiver/reimbursement [6]	0.03%	0.01%	0.01%	0.03%		0.02%
Supplemental Data:
Net assets, end of period (000 omitted)	$481,308	$588,068	$700,306	$712,791		$775,085
Portfolio turnover	19%	20%	32%	24%		34%

1 Per share numbers have been calculated using the average shares method.

2 Represents less than $0.01.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 During the period, the Fund was reimbursed by an affiliated shareholder services provider, which had an impact of 0.01% on the total return.

5 During the period, the Fund was reimbursed by the Adviser, which had an impact of 0.01% on the total return.

6 This expense decrease is reflected in both the net expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.31	$8.10	$7.86	$7.96	$8.04
Income From Investment Operations:
Net investment income	0.56	0.51 [1]	0.52 [1]	0.53	0.52
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.94)	(0.76)	0.25	(0.10)	(0.04)
TOTAL FROM INVESTMENT OPERATIONS	(1.38)	(0.25)	0.77	0.43	0.48
Less Distributions:
Distributions from net investment income	(0.55)	(0.54)	(0.53)	(0.53)	(0.56)
Redemption Fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00	[2]
Net Asset Value, End of Period	$5.38	$7.31	$8.10	$7.86	$7.96
Total Return [3]	(19.51)%	(3.33)%	10.22%	5.65%	6.10	% [4]

Ratios to Average Net Assets:
Net expenses	1.99%	1.99%	1.97%	1.97%	1.97%
Net investment income	8.51%	6.48%	6.58%	6.44%	6.49%
Expense waiver/reimbursement [5]	0.03%	0.01%	0.01%	0.01%	0.02%
Supplemental Data:
Net assets, end of period (000 omitted)	$139,686	$257,256	$409,977	$536,632	$746,111
Portfolio turnover	19%	20%	32%	24%	34%

1 Per share numbers have been calculated using the average shares method.

2 Represents less than $0.01.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 During the period, the Fund was reimbursed by the Adviser, which had an impact of 0.13% on the total return.

5 This expense decrease is reflected in both the net expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.31	$8.10	$7.86	$7.96	$8.04
Income From Investment Operations:
Net investment income	0.55	0.51 [1]	0.52 [1]	0.53	0.52
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.93)	(0.76)	0.25	(0.10)	(0.04)
TOTAL FROM INVESTMENT OPERATIONS	(1.38)	(0.25)	0.77	0.43	0.48
Less Distributions:
Distributions from net investment income	(0.55)	(0.54)	(0.53)	(0.53)	(0.56)
Redemption Fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00	[2]
Net Asset Value, End of Period	$5.38	$7.31	$8.10	$7.86	$7.96
Total Return [3]	(19.50)%	(3.32)%	10.24%	5.65%	6.10	% [4]

Ratios to Average Net Assets:
Net expenses	1.98%	1.98%	1.97%	1.97%	1.97%
Net investment income	8.67%	6.51%	6.60%	6.44%	6.49%
Expense waiver/reimbursement [5]	0.04%	0.01%	0.01%	0.01%	0.02%
Supplemental Data:
Net assets, end of period (000 omitted)	$87,576	$108,654	$147,719	$163,133	$203,362
Portfolio turnover	19%	20%	32%	24%	34%

1 Per share numbers have been calculated using the average shares method.

2 Represents less than $0.01.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 During the period, the Fund was reimbursed by the Adviser, which had an impact of 0.13% on the total return.

5 This expense decrease is reflected in both the net expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and redemption/exchange fees; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2008 to March 31, 2009.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments, or redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 10/1/2008	Ending Account Value 3/31/2009	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$ 854.00	$ 5.69
Class B Shares	$1,000	$ 850.60	$ 9.18
Class C Shares	$1,000	$ 850.60	$ 9.14
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.80	$ 6.19
Class B Shares	$1,000	$1,015.01	$10.00
Class C Shares	$1,000	$1,015.06	$ 9.95

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.23%
Class B Shares	1.99%
Class C Shares	1.98%

Management's Discussion of Fund Performance (unaudited)

The fund's total return, based on net asset value, for the 12-month period ended March 31, 2009 was -18.87% for Class A Shares; -19.51% for the Class B Shares; and -19.50% for the Class C Shares. The total return of the Barclay's Capital U.S. High Yield 2% Issuer Constrained Index (BCHY2%ICI) 1, a broad-based securities market index, was -18.56% during the same period. The fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the BCHY2%ICI. For the purposes of the following, the discussion will focus on the performance of the fund's Class A Shares. The total return of the fund's Class A Shares consisted of 7.50% of dividends and -26.37% depreciation in the net asset value of the shares.

1 The BCHY2%ICI is the 2% Issuer Cap component of the Barclays Capital (formerly, Lehman) U.S. Corporate High Yield Index (BCHYI). The BCHYI is an index that covers the universe of fixed-rate, noninvestment-grade debt. Pay-in-kind (PIK) bonds, eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step up coupon structures, and 144-As are also included. The index is unmanaged, and unlike the fund, is not affected by cash flows.

HIGH YIELD MARKET OVERVIEW

The high yield market performed poorly over the reporting period as a global credit crisis negatively impacted the market for most risk-based assets including high yield bonds. The BCHY2%ICI experienced its three worst individual months ever in September, October and November of 2008 registering total returns of -7.68%, -16.09% and -8.77%, respectively. The global credit crisis, which started in the mortgage and structured products markets, quickly spread through most sectors of the security markets resulting in the bankruptcy of Lehman Brothers and Washington Mutual as well as the propping up/bailing out of Fannie Mae, Freddie Mac, General Motors, Chrysler and AIG. Governments worldwide were forced to inject money into their banking systems to keep them solvent. Financial institutions' unwillingness to lend, even to each other, because of uncertainty caused a contraction of private credit availability resulting in a substantial slowing of the U.S. and world economies. Gross domestic product in the United States contracted 0.5% in the third quarter of 2008 and contracted 6.3% in the fourth quarter of 2008. As an indication of the increased fear of defaults, the spread between the Credit Suisse High Yield Bond Index 2 and comparable Treasuries increased from 10.56% on March 31, 2008 to 14.95% on March 31, 2009 after peaking in excess of 19% in mid-December 2008. The high yield market staged a considerable rally in the first quarter of 2009 as cheap valuations at the end of 2008, coupled with the hope that the economic downturn showed signs of reversing, pushed prices higher. However, the decline of the preceding nine months was not offset.

Within the high yield market, major industry sectors that substantially outperformed the overall BCHY2%ICI included: Environmental, Wireless & Wireline Telecommunications, Supermarkets, Home Construction, Packaging and Healthcare. The major industry sectors that underperformed the overall BCHY2%ICI included: Paper, Chemicals, Building Materials, Media-Non Cable, Financial Institutions, Technology and Gaming. Higher credit quality sectors of the market outperformed with BB-rated securities returning -8.80% compared to -20.65% and -37.17% for the B-rated and CCC-rated sectors, respectively.

2 Credit Suisse First Boston High Yield Index serves as a benchmark to evaluate the performance of low quality bonds. Low quality is defined as those bonds in the range from BB to CCC and defaults. Investments cannot be made in an index. The index is unmanaged, and unlike the fund, is not affected by cash flows.

Fund Performance:

The fund underperformed the BCHY2%ICI for the reporting period. The fund's performance was negatively impacted by its underweight position, relative to the BCHY2%ICI, to BB-rated securities and overweights to B-rated and CCC-rated securities relative to the BCHY2%ICI. The fund was also negatively impacted by its underweight position, relative to the BCHY2%ICI, to the strong performing Home Construction, Supermarket and Wireline Telecommunication sectors. An overweight position, relative to the BCHY2%ICI, to the poor performing Media-Non Cable sector also negatively impacted performance. Poor security selection in the Automotive, Entertainment and Metals sectors hurt overall performance. Specific high yield fund holdings that substantially underperformed the BCHY2%ICI included: Fontainebleu Las Vegas; yellow pages publishers R.H. Donnelly and Idearc; Reader's Digest; Hawker Beechcraft, Hard Rock Park Operations, a theme park operator; and Aleris International, an aluminum fabricator.

Compared to the BCHY2%ICI, overall security selection positively impacted performance. This was especially true in the Consumer Products, Energy, Chemicals, Gaming, Natural Gas Utilities and Retail sectors. The fund also benefited from strong security selection and an overweight position, relative to the BCHY2%ICI, in the Industrial--other sector and from strong security selection and an underweight position in the poor performing Financial Institution sector. An overweight position, relative to the BCHY2%ICI, in the strong performing Food and Beverage sector and an underweight position, relative to the BCHY2%ICI, in the poor performing Paper sector aided performance. Specific fund holdings that significantly outperformed the BCHY2%ICI included: wireless providers Alltel Corp., U.S. Unwired and Centennial Communications; Education Management, a provider of private post-secondary education; florist FTD Inc.; and Dean Foods.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated High Income Bond Fund, Inc. (Class A Shares) (the "Fund") from March 31, 1999 to March 31, 2009, compared to the Barclays Capital High Yield 2% Issuer Constrained Index (BCHY2%ICI) 2 and the Lipper High Current Yield Fund Average (LHCYFA). 2

Average Annual Total Returns [3] for the Period Ended 3/31/2009
1 Year	-22.47%
5 Years	-0.94%
10 Years	0.93%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The BCHY2%ICI and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The BCHY2%ICI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The LHCYFA represents the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index or an average.

3 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated High Income Bond Fund, Inc. (Class B Shares) (the "Fund") from March 31, 1999 to March 31, 2009, compared to the Barclays Capital High Yield 2% Issuer Constrained Index (BCHY2%ICI) 2 and the Lipper High Current Yield Fund Average (LHCYFA). 2

Average Annual Total Returns [3] for the Period Ended 3/31/2009
1 Year	-23.55%
5 Years	-1.06%
10 Years	0.79%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.50% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum CDSC is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The BCHY2%ICI and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The BCHY2%ICI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index or an average.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated High Income Bond Fund, Inc. (Class C Shares) (the "Fund") from March 31, 1999 to March 31, 2009, compared to the Barclays Capital High Yield 2% Issuer Constrained Index (BCHY2%ICI) 2 and the Lipper High Current Yield Fund Average (LHCYFA). 2

Average Annual Total Returns [3] for the Period Ended 3/31/2009
1 Year	-20.24%
5 Years	-0.78%
10 Years	0.62%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 1.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% CDSC would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The BCHY2%ICI and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The BCHY2%ICI is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index or an average.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table (unaudited)

At March 31, 2009, the Fund's index classification 1 was as follows:

Index Classification	Percentage of Total Net Assets
Health Care	10.1%
Media - Non-cable	8.2%
Food & Beverage	6.5%
Industrial - Other	6.2%
Utility - Natural Gas	5.8%
Energy	5.4%
Wireless Communications	5.1%
Consumer Products	4.9%
Utility-Electric	4.8%
Technology	4.3%
Gaming	3.6%
Other [2]	31.0%
Cash Equivalents [3]	0.7%
Other Assets and Liabilities - Net [4]	3.4%
TOTAL	100.0%

1 Index classifications are based upon, and individual portfolio securities are assigned to, the classifications and sub-classifications of the Barclays Capital High Yield 2% Issuer Constrained Index (BCHY2%ICI). Individual portfolio securities that are not included in the BCHY2%ICI are assigned to an index classification by the Fund's adviser.

2 For purposes of this table, index classifications which constitute less than 3.5% of the Fund's total net assets have been aggregated under the designation "Other."

3 Cash Equivalents include investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

March 31, 2009

Principal Amount			Value
		CORPORATE BONDS--95.8%
		Aerospace/Defense--2.7%
$2,850,000		Alliant Techsystems, Inc., Sr. Sub. Note, 6.75%, 4/1/2016	$2,721,750
2,150,000		Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes, Sr. Note, PIK 8.875%, 4/1/2015	252,625
1,875,000		Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes, Sr. Sub. Note, 9.75%, 4/1/2017	328,125
4,100,000		L-3 Communications Corp., Sr. Sub. Note, 6.125%, 1/15/2014	3,895,000
1,975,000		L-3 Communications Holdings, Inc., Sr. Sub. Note, 5.875%, 1/15/2015	1,841,687
3,175,000		L-3 Communications Holdings, Inc., Sr. Sub. Note, Series B, 6.375%, 10/15/2015	3,008,312
3,800,000	[1,2]	Sequa Corp., Sr. Note, 11.75%, 12/1/2015	589,000
1,739,910	[1,2]	Sequa Corp., Sr. PIK Deb., 13.50%, 12/1/2015	200,090
2,875,000		TransDigm, Inc., Sr. Sub. Note, 7.75%, 7/15/2014	2,695,312
2,475,000	[1,2]	US Investigations Services, Inc., Sr. Note, 10.50%, 11/1/2015	1,899,562
2,425,000	[1,2]	US Investigations Services, Inc., Sr. Sub. Note, 11.75%, 5/1/2016	1,746,000
		TOTAL	19,177,463
		Automotive--2.7%
2,975,000		Cooper-Standard Automotive, Inc., Sr. Sub. Note, 8.375%, 12/15/2014	223,125
4,225,000		Ford Motor Co., Unsecd. Note, 7.45%, 7/16/2031	1,362,562
5,525,000		Ford Motor Credit Co., Floating Rate Note - Sr. Note, 4.01%, 1/13/2012	3,487,656
6,900,000		Ford Motor Credit Co., Note, 7.25%, 10/25/2011	4,915,981
2,400,000		Ford Motor Credit Co., Sr. Note, 9.875%, 8/10/2011	1,817,942
4,250,000		Ford Motor Credit Co., Sr. Unsecd. Note, 8.00%, 12/15/2016	2,797,732
12,525,000		General Motors Corp., Deb., 7.40%, 9/1/2025	1,503,000
3,450,000		General Motors Corp., Note, 8.375%, 7/15/2033	431,250
2,525,000		Tenneco Automotive, Inc., Sr. Sub. Note, 8.625%, 11/15/2014	479,750
4,750,000		United Components, Inc., Sr. Sub. Note, 9.375%, 6/15/2013	1,876,250
		TOTAL	18,895,248
		Building Materials--0.5%
2,325,000		Norcraft Holdings LP, Sr. Disc. Note, 9.75%, 9/1/2012	1,848,375
950,000		Nortek Holdings, Inc., Sr. Secd. Note, 0/10.00%, 12/1/2013	401,375
Principal Amount			Value
		CORPORATE BONDS--continued
		Building Materials--continued
$2,050,000		Nortek Holdings, Inc., Sr. Sub. Note, 8.50%, 9/1/2014	$215,250
2,750,000	[3]	Panolam Industries International, Inc., Sr. Sub. Note, 10.75%, 10/1/2013	371,250
2,025,000		Ply Gem Industries, Inc., Sr. Secd. Note, 11.75%, 6/15/2013	911,250
		TOTAL	3,747,500
		Chemicals--3.3%
3,550,000	[1,4,5]	Chemtura Corp., Sr. Note, 6.875%, 6/1/2016	1,615,250
1,896,000		Compass Minerals International, Inc., Sr. Disc. Note, 0/12.00%, 6/1/2013	1,971,840
5,275,000		Hexion U.S. Finance Corp., Sr. Secd. Note, 9.75%, 11/15/2014	1,186,875
4,875,000	[1,2]	Invista, Unit, 9.25%, 5/1/2012	4,387,500
1,600,000	[1,2]	Mosaic Co./The, Sr. Note, 7.625%, 12/1/2016	1,570,235
2,163,000		Nalco Co., Sr. Disc. Note, 0/9.00%, 2/1/2014	1,957,515
5,075,000		Nalco Co., Sr. Sub. Note, 8.875%, 11/15/2013	4,897,375
3,900,000		Terra Capital, Inc., Company Guarantee, Series B, 7.00%, 2/1/2017	3,607,500
1,900,000		Union Carbide Corp., Deb., 7.50%, 6/1/2025	1,195,763
1,175,000		Union Carbide Corp., Sr. Deb., 7.875%, 4/1/2023	813,764
		TOTAL	23,203,617
		Construction Machinery--0.3%
4,975,000		Rental Service Corp., Sr. Note, 9.50%, 12/1/2014	2,462,625
		Consumer Products--4.9%
5,575,000	[1,2]	AAC Group Holding Corp., Sr. Disc. Note, 0/10.25%, 10/1/2012	3,177,750
2,539,776		AAC Group Holding Corp., Sr. PIK Deb., 16.75%, 10/1/2012	393,665
2,050,000	[1,2]	American Achievement Corp., Sr. Sub. Note, 8.25%, 4/1/2012	1,496,500
1,350,000		Central Garden & Pet Co., Company Guarantee, 9.125%, 2/1/2013	1,073,250
5,700,000		Jarden Corp., Sr. Sub. Note, 7.50%, 5/1/2017	4,617,000
6,375,000		Jostens Holding Corp., Discount Bond, 0/10.25%, 12/1/2013	5,960,625
4,825,000		Jostens IH Corp., Sr. Sub. Note, 7.625%, 10/1/2012	4,595,812
4,125,000		School Specialty, Inc., Conv. Bond, 3.75%, 8/1/2023	3,552,862
4,500,000		Sealy Mattress Co., Sr. Sub. Note, 8.25%, 6/15/2014	1,676,250
3,200,000	[1,4,5]	True Temper Sports, Inc., Sr. Sub. Note, 8.375%, 9/15/2011	464,000
8,523,000		Visant Holding Corp., Sr. Note, 8.75%, 12/1/2013	7,798,545
		TOTAL	34,806,259
Principal Amount			Value
		CORPORATE BONDS--continued
		Energy--5.4%
$3,475,000		Basic Energy Services, Inc., Company Guarantee, 7.125%, 4/15/2016	$2,032,875
4,375,000		Chesapeake Energy Corp., Company Guarantee, 6.875%, 11/15/2020	3,445,312
2,225,000		Chesapeake Energy Corp., Sr. Note, 6.875%, 1/15/2016	1,880,125
1,825,000		Chesapeake Energy Corp., Sr. Note, 7.50%, 9/15/2013	1,679,000
3,075,000		Chesapeake Energy Corp., Sr. Note, 9.50%, 2/15/2015	3,005,812
375,000		Cie Generale de Geophysique, Company Guarantee, 7.50%, 5/15/2015	298,125
2,100,000		Cie Generale de Geophysique, Sr. Unsecd. Note, 7.75%, 5/15/2017	1,617,000
2,525,000		Complete Production Services, Inc., Sr. Note, 8.00%, 12/15/2016	1,616,000
1,450,000		Denbury Resources, Inc., Sr. Sub. Note, 9.75%, 3/1/2016	1,406,500
400,000	[1,2]	Forest Oil Corp., 7.25%, 6/15/2019	318,000
2,450,000		Forest Oil Corp., Sr. Note, 7.25%, 6/15/2019	1,947,750
1,350,000	[1,2]	Forest Oil Corp., Sr. Note, 8.50%, 2/15/2014	1,258,875
4,475,000	[1,2]	Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Note, 7.75%, 11/1/2015	3,289,125
1,725,000	[1,2]	Petroplus Finance LTD, Company Guarantee, 6.75%, 5/1/2014	1,285,125
1,475,000	[1,2]	Petroplus Finance LTD, Company Guarantee, 7.00%, 5/1/2017	1,069,375
2,225,000		Pioneer Natural Resources, Inc., Bond, 6.875%, 5/1/2018	1,646,827
1,775,000		Plains Exploration & Production Co., Sr. Note, 7.00%, 3/15/2017	1,420,000
1,100,000		Plains Exploration & Production Co., Sr. Note, 7.625%, 6/1/2018	896,500
2,125,000		Plains Exploration & Production Co., Sr. Note, 7.75%, 6/15/2015	1,838,125
1,475,000		Range Resources Corp., Sr. Sub. Note, 7.375%, 7/15/2013	1,404,937
2,300,000		Range Resources Corp., Sr. Sub. Note, 7.50%, 5/15/2016	2,133,250
1,625,000	[1,2]	Sandridge Energy, Inc., 8.00%, 6/1/2018	1,202,500
1,500,000	[1,2]	Southwestern Energy Co., Sr. Note, 7.50%, 2/1/2018	1,455,000
		TOTAL	38,146,138
		Entertainment--1.2%
4,175,000		Cinemark, Inc., Sr. Disc. Note, 0/9.75%, 3/15/2014	3,955,812
3,325,000	[1,4,5]	Hard Rock Park Operations LLC, Sr. Secd. Note, 7.383%, 4/1/2012	49,875
4,775,000		Universal City Development Partners Ltd., Sr. Note, 11.75%, 4/1/2010	4,106,500
1,375,000		Universal City Florida Holding Co., Floating Rate Note, 5.92%, 5/1/2010	488,125
		TOTAL	8,600,312
Principal Amount			Value
		CORPORATE BONDS--continued
		Environmental--1.1%
$3,525,000		Allied Waste North America, Inc., Note, Series B, 7.125%, 5/15/2016	$3,278,250
3,800,000		Allied Waste North America, Inc., Sr. Secd. Note, 6.875%, 6/1/2017	3,488,875
1,025,000		Browning-Ferris Industries, Inc., Deb., 9.25%, 5/1/2021	1,032,047
		TOTAL	7,799,172
		Financial Institutions--2.9%
3,175,000		American Real Estate Partners LP Finance, Sr. Note, 7.125%, 2/15/2013	2,540,000
11,743,000	[1,2]	General Motors Acceptance Corp., 6.875%, 9/15/2011	8,350,565
3,122,000	[1,2]	General Motors Acceptance Corp., 8.00%, 11/1/2031	1,505,959
2,817,000	[1,2]	General Motors Acceptance Corp., Note, 7.00%, 2/1/2012	1,946,885
2,100,000		Lender Processing Services, Sr. Note, 8.125%, 7/1/2016	2,094,750
5,975,000	[1,2]	Nuveen Investments, Sr. Note, 10.50%, 11/15/2015	1,702,875
4,000,000		iPayment Holdings, Inc., Sr. Sub. Note, Series WI, 9.75%, 5/15/2014	2,100,000
		TOTAL	20,241,034
		Food & Beverage--6.5%
7,900,000		ASG Consolidated LLC, Sr. Disc. Note, 0/11.50%, 11/1/2011	6,636,000
4,900,000		Aramark Corp., Sr. Note, 8.50%, 2/1/2015	4,532,500
3,125,000		Aramark Services, Inc., Floating Rate Note - Sr. Note, 4.67%, 2/1/2015	2,398,437
4,200,000		B&G Foods Holdings Corp., Sr. Note, 8.00%, 10/1/2011	3,948,000
1,200,000		Constellation Brands, Inc., 8.375%, 12/15/2014	1,212,000
750,000		Constellation Brands, Inc., Sr. Note, 7.25%, 5/15/2017	716,250
2,350,000		Constellation Brands, Inc., Sr. Note, 7.25%, 9/1/2016	2,244,250
4,350,000		Dean Foods Co., Company Guarantee, 7.00%, 6/1/2016	4,154,250
850,000		Del Monte Corp., Sr. Sub. Note, 6.75%, 2/15/2015	803,250
1,075,000	[1,2,4,5]	Eurofresh, Inc., Sr. Note, 11.50%, 1/15/2013	241,875
5,075,000		Michael Foods, Inc., Sr. Sub. Note, 8.00%, 11/15/2013	4,542,125
4,675,000	[4,5]	Pilgrim's Pride Corp., Sr. Sub. Note, 8.375%, 5/1/2017	1,776,500
3,475,000		Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Sr. Note, 9.25%, 4/1/2015	2,780,000
3,150,000		Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Sr. Sub. Note, 10.625%, 4/1/2017	2,220,750
6,850,000		Reddy Ice Group, Inc., Sr. Disc. Note, 0/10.50%, 11/1/2012	3,322,250
Principal Amount			Value
		CORPORATE BONDS--continued
		Food & Beverage--continued
$2,625,000		Smithfield Foods, Inc., Note, 7.75%, 5/15/2013	$1,771,875
2,075,000		Smithfield Foods, Inc., Sr. Note, 7.75%, 7/1/2017	1,296,875
1,725,000	[1,2]	Tyson Foods, Inc., Sr. Unsecd. Note, 10.50%, 3/1/2014	1,768,125
		TOTAL	46,365,312
		Gaming--3.6%
4,075,000	[1,2]	Fontainebleu Las Vegas Holdings LLC/Fontainebleu Las Vegas, Second Mortgage Notes, 11.00%, 6/15/2015	142,625
3,461,000		Global Cash Access LLC, Sr. Sub. Note, 8.75%, 3/15/2012	2,855,325
2,525,000	[1,2]	Great Canadian Gaming Corp., Sr. Sub. Note, 7.25%, 2/15/2015	1,830,625
3,775,000	[1,4,5]	Herbst Gaming, Inc., Sr. Sub. Note, 7.00%, 11/15/2014	23,594
4,725,000	[1,2]	Indianapolis Downs LLC /Indiana Downs Capital Corp., 11.00%, 11/1/2012	2,551,500
813,028	[1,2]	Indianapolis Downs LLC /Indiana Downs Capital Corp., 15.50%, 11/1/2013	288,625
4,125,000		Jacobs Entertainment, Inc., Sr. Note, 9.75%, 6/15/2014	2,464,687
775,000	[1,2]	MGM Mirage, 13.00%, 11/15/2013	581,250
4,000,000		MGM Mirage, Sr. Note, 5.875%, 2/27/2014	1,420,000
4,725,000		MGM Mirage, Sr. Note, 7.50%, 6/1/2016	1,677,375
425,000		MGM Mirage, Sr. Sub. Note, 8.375%, 2/1/2011	46,750
4,525,000		Mandalay Resort Group, Sr. Sub. Note, 9.375%, 2/15/2010	859,750
3,225,000		Penn National Gaming, Inc., Sr. Sub. Note, 6.75%, 3/1/2015	2,757,375
2,750,000	[1,2]	San Pasqual Casino Development Group, Inc., Sr. Note, 8.00%, 9/15/2013	2,055,625
3,550,000	[1,2]	Shingle Springs Tribal Gaming, Sr. Note, 9.375%, 6/15/2015	1,491,000
2,400,000	[1,2]	Tunica-Biloxi Gaming Authority, Sr. Unsecd. Note, 9.00%, 11/15/2015	1,956,000
3,525,000		Wynn Las Vegas LLC, 1st Mtg. Note, 6.625%, 12/1/2014	2,679,000
		TOTAL	25,681,106
		Health Care--10.1%
3,000,000		AMR Holding Co./Emcare Holding Co., Sr. Sub. Note, 10.00%, 2/15/2015	3,000,000
4,000,000		Accellent, Inc., Sr. Sub., 10.50%, 12/1/2013	2,970,000
1,900,000	[1,2]	Bausch & Lomb, Inc., Sr. Note, 9.875%, 11/1/2015	1,515,250
2,600,000		Bio Rad Laboratories, Inc., Sr. Sub. Note, 6.125%, 12/15/2014	2,262,000
600,000		Biomet, Inc., Sr. Note, Series WI, 10.375%, 10/15/2017	510,000
7,525,000		Biomet, Inc., Sr. Sub. Note, Series WI, 11.625%, 10/15/2017	6,678,437
4,250,000		CRC Health Corp., Sr. Sub. Note, 10.75%, 2/1/2016	2,698,750
Principal Amount			Value
		CORPORATE BONDS--continued
		Health Care--continued
$1,350,000	[1,2]	Fresenius Medical Care AG & Co. KGaA, Sr. Unsecd. Note, 9.00%, 7/15/2015	$1,410,750
3,100,000		HCA, Inc., Sr. Note, 7.50%, 11/6/2033	1,565,500
10,925,000		HCA, Inc., Sr. Secd. 2nd Priority Note, PIK 9.625%, 11/15/2016	8,740,000
7,575,000		HCA, Inc., Sr. Secd. Note, 9.25%, 11/15/2016	6,912,187
500,000	[1,2]	HCA, Inc., Sr. Secd. Note, 9.875%, 2/15/2017	475,000
4,450,000		National Mentor Holdings, Inc., Sr. Sub. Note, 11.25%, 7/1/2014	3,715,750
3,925,000		Omnicare, Inc., Sr. Sub. Note, 6.875%, 12/15/2015	3,532,500
5,175,000		United Surgical Partners International, Inc., 9.25%, 5/1/2017	3,596,625
1,175,000		Universal Hospital Services, Inc., Floating Rate Note - Sr. Secured Note, 5.943%, 6/1/2015	857,750
1,825,000		Universal Hospital Services, Inc., Sr. Secd. Note, 8.50%, 6/1/2015	1,633,375
7,125,000		VWR Funding, Inc., Unsecd. Note, Series WI, 10.25%, 7/15/2015	4,880,625
950,000		Vanguard Health Holdings II, Company Guarantee, 0/11.25%, 10/1/2015	793,250
3,825,000		Vanguard Health Holdings II, Sr. Sub. Note, 9.00%, 10/1/2014	3,394,687
1,875,000		Ventas Realty LP, Sr. Note, 6.50%, 6/1/2016	1,631,250
3,100,000		Ventas Realty LP, Sr. Note, 6.625%, 10/15/2014	2,774,500
1,425,000		Ventas Realty LP, Sr. Note, 6.75%, 4/1/2017	1,225,500
2,675,000		Ventas Realty LP, Sr. Note, 7.125%, 6/1/2015	2,420,875
5,335,000	[1,2]	Viant Holdings, Inc., Company Guarantee, 10.125%, 7/15/2017	2,640,825
		TOTAL	71,835,386
		Industrial - Other--6.2%
5,450,000		ALH Finance LLC/ALH Finance Corp., Sr. Sub. Note, 8.50%, 1/15/2013	4,632,500
2,025,000		American Tire Distributors, Inc., Sr. Note, 10.75%, 4/1/2013	1,437,750
5,175,000	[1,2]	Baker & Taylor Acquisition Corp., Sr. Secd. Note, 11.50%, 7/1/2013	1,267,875
3,150,000		Baldor Electric Co., Sr. Note, 8.625%, 2/15/2017	2,512,125
1,825,000		Belden CDT, Inc., Sr. Sub. Note, 7.00%, 3/15/2017	1,505,625
3,425,000		Da-Lite Screen Co., Inc., Sr. Note, 9.50%, 5/15/2011	2,962,625
1,225,000	[1,2]	ESCO Corp., Floating Rate Note - Sr. Note, 5.195%, 12/15/2013	777,875
1,150,000	[1,2]	ESCO Corp., Sr. Note, 8.625%, 12/15/2013	879,750
5,950,000		Education Management LLC, Sr. Sub. Note, 10.25%, 6/1/2016	5,593,000
2,275,000		General Cable Corp., Floating Rate Note - Sr. Note, 3.81%, 4/1/2015	1,620,937
1,875,000		General Cable Corp., Sr. Note, 7.125%, 4/1/2017	1,546,875
Principal Amount			Value
		CORPORATE BONDS--continued
		Industrial - Other--continued
$3,725,000		Hawk Corp., Sr. Note, 8.75%, 11/1/2014	$3,771,562
2,975,000		Interline Brands, Inc., Sr. Sub. Note, 8.125%, 6/15/2014	2,677,500
5,025,000	[1,2]	Knowledge Learning Corp., Sr. Sub. Note, 7.75%, 2/1/2015	4,070,250
1,450,000		Mueller Water Products, Inc., Sr. Sub. Note, Series WI, 7.375%, 6/1/2017	754,000
2,100,000		SPX Corp., Sr. Unsecd. Note, 7.625%, 12/15/2014	2,026,500
3,600,000		Sensus Metering Systems, Inc., Sr. Sub. Note, 8.625%, 12/15/2013	3,033,000
2,825,000		Valmont Industries, Inc., Sr. Sub. Note, 6.875%, 5/1/2014	2,613,125
		TOTAL	43,682,874
		Lodging--1.2%
1,475,000		Host Hotels & Resorts LP, Sr. Note, 6.875%, 11/1/2014	1,143,125
3,450,000		Host Marriott LP, Company Guarantee, 6.375%, 3/15/2015	2,570,250
1,625,000		Host Marriott LP, Note, Series Q, 6.75%, 6/1/2016	1,194,375
1,425,000		Host Marriott LP, Unsecd. Note, 7.125%, 11/1/2013	1,157,813
3,275,000		Royal Caribbean Cruises Ltd., Sr. Note, 7.00%, 6/15/2013	1,854,469
1,450,000		Royal Caribbean Cruises Ltd., Sr. Note, 7.25%, 6/15/2016	688,750
		TOTAL	8,608,782
		Media - Cable--1.9%
725,000	[1,2]	CSC Holdings, Inc., Sr. Note, 8.50%, 4/15/2014	717,750
6,850,000	[4,5]	Charter Communications Holdings II, Sr. Note, 10.25%, 9/15/2010	6,199,250
4,000,000		Kabel Deutschland GMBH, Company Guarantee, 10.625%, 7/1/2014	4,060,000
750,000	[1,2]	Videotron Ltee, 9.125%, 4/15/2018	765,938
600,000	[1,2]	Videotron Ltee, Company Guarantee, 9.125%, 4/15/2018	612,750
1,175,000		Videotron Ltee, Sr. Note, 6.375%, 12/15/2015	1,070,719
		TOTAL	13,426,407
		Media - Non-Cable--8.2%
5,315,197		Affinity Group Holding, Inc., Sr. Note, 10.875%, 2/15/2012	2,391,839
2,100,000		Affinity Group, Inc., Sr. Sub. Note, 9.00%, 2/15/2012	1,176,000
850,000		DIRECTV Holdings LLC, Sr. Note, 6.375%, 6/15/2015	805,375
3,557,000		DIRECTV Holdings LLC, Sr. Note, 8.375%, 3/15/2013	3,614,801
5,152,000		Dex Media West LLC, Sr. Sub. Note, Series B, 9.875%, 8/15/2013	1,043,280
6,425,000		Dex Media, Inc., Discount Bond, 0/9.00%, 11/15/2013	835,250
7,775,000		Echostar DBS Corp., Sr. Note, 6.625%, 10/1/2014	6,978,063
Principal Amount			Value
		CORPORATE BONDS--continued
		Media - Non-Cable--continued
$3,325,000	[1,2]	FoxCo Acquisitions, LLC, Sr. Note, 13.375%, 7/15/2016	$814,625
5,725,000	[4,5]	Idearc, Inc., Company Guarantee, 8.00%, 11/15/2016	178,906
9,100,000		Intelsat Jackson Ltd., Sr. Note, 11.25%, 6/15/2016	8,872,500
6,425,000	[1,2]	Intelsat Jackson Ltd., Sr. Unsecd. Note, 0/9.50%, 2/1/2015	5,364,875
250,000	[1,2]	Lamar Media Corp., Sr. Note, 9.75%, 4/1/2014	244,688
3,200,000		Lamar Media Corp., Sr. Sub. Note, 6.625%, 8/15/2015	2,320,000
550,000		Lamar Media Corp., Sr. Sub. Note, 6.625%, 8/15/2015	404,250
2,100,000		Lamar Media Corp., Sr. Sub. Note, 7.25%, 1/1/2013	1,819,125
850,000		Lamar Media Corp., Sr. Unsecd. Note, Series C, 6.625%, 8/15/2015	616,250
5,525,000	[1,2]	Medimedia USA, Inc., Sr. Sub. Note, 11.375%, 11/15/2014	3,618,875
4,475,000	[1,2]	Newport Television LLC, Sr. Note, PIK 13.00%, 3/15/2017	179,000
2,126,883	[1,2]	Nexstar Broadcasting Group, Inc., PIK 0.5/7.00%, 1/15/2014	552,990
704,000		Nexstar Broadcasting Group, Inc., 7.00%, 1/15/2014	309,760
3,000,000	[1,2]	Nielsen Finance LLC/Nielsen Finance Co., 11.625%, 2/1/2014	2,718,750
2,275,000		Quebecor Media, Inc., Sr. Note, Series WI, 7.75%, 3/15/2016	1,740,375
1,725,000		Quebecor Media, Inc., Sr. Unsecd. Note, Series WI, 7.75%, 3/15/2016	1,319,625
1,550,000		R.H. Donnelly Corp, Sr. Disc. Note, Series A-2, 6.875%, 1/15/2013	93,000
2,750,000		R.H. Donnelly Corp, Sr. Note, 8.875%, 10/15/2017	165,000
3,800,000		R.H. Donnelly Corp, Sr. Note, Series A-3, 8.875%, 1/15/2016	237,500
2,966,000	[1,2]	Rainbow National Services LLC, Sr. Sub. Note, 10.375%, 9/1/2014	3,040,150
7,100,000		Readers Digest Association, Inc., Company Guarantee, 9.00%, 2/15/2017	443,750
6,300,000		Southern Graphics Systems, Inc., Sr. Sub. Note, Series WI, 12.00%, 12/15/2013	3,480,750
4,000,000	[1,2]	Univision Television Group, Inc., Sr. Note, PIK 9.75%, 3/15/2015	420,000
7,750,000	[1,2]	WDAC Subsidiary Corp., Sr. Note, 8.375%, 12/1/2014	1,123,750
2,675,000	[1,2]	XM Satellite Radio, Inc., Sr. Note, 13.00%, 8/1/2013	1,237,188
		TOTAL	58,160,290
		Metals & Mining--0.7%
2,975,000	[4,5]	Aleris International, Inc., Sr. Note, 9.00%, 12/15/2014	16,958
2,400,000	[4,5]	Aleris International, Inc., Sr. Sub. Note, 10.00%, 12/15/2016	13,680
4,075,000		Freeport-McMoRan Copper & Gold, Inc., Sr. Note, 8.375%, 4/1/2017	3,815,500
3,100,000		Novelis, Inc., Company Guarantee, 7.25%, 2/15/2015	1,255,500
		TOTAL	5,101,638
Principal Amount			Value
		CORPORATE BONDS--continued
		Packaging--2.1%
$3,850,000		Ball Corp., Sr. Note, 6.625%, 3/15/2018	$3,753,750
4,425,000		Berry Plastics Corp., Sr. Secd. Note, 8.875%, 9/15/2014	2,500,125
4,725,000		Crown Americas LLC, Sr. Note, 7.75%, 11/15/2015	4,772,250
2,850,000		Owens-Brockway Glass Container, Inc., Company Guarantee, 8.25%, 5/15/2013	2,878,500
725,000		Rock-Tenn Co., 9.25%, 3/15/2016	726,813
977,424	[1,4,5,6]	Russell Stanley Holdings, Inc., Sr. Sub. Note, 9.00%, 11/30/2008	45,352
		TOTAL	14,676,790
		Paper--0.9%
7,100,000		Graphic Packaging International Corp., Sr. Sub. Note, 9.50%, 8/15/2013	5,112,000
1,050,000		NewPage Corp., Sr. Secd. Note, 10.00%, 5/1/2012	370,125
4,975,000		NewPage Corp., Sr. Sub. Note, 12.00%, 5/1/2013	1,069,625
		TOTAL	6,551,750
		Restaurants--0.9%
2,425,000		Dave & Buster's, Inc., Sr. Note, 11.25%, 3/15/2014	1,321,625
4,550,000		NPC International, Inc., 9.50%, 5/1/2014	3,571,750
2,975,000	[1,2]	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, Sr. Secd. Note, 3.82%, 3/15/2014	1,561,875
		TOTAL	6,455,250
		Retailers--3.0%
1,375,000		Couche-Tard Financing Corp., Sr. Sub. Note, 7.50%, 12/15/2013	1,357,813
4,925,000		Dollar General Corp., Company Guarantee, 11.875%, 7/15/2017	4,863,438
6,000,000		General Nutrition Center, Company Guarantee, 6.404%, 3/15/2014	3,720,000
5,775,000		NBC Acquisition Corp., Sr. Disc. Note, 11.00%, 3/15/2013	2,945,250
3,775,000		Nebraska Book Co., Inc., Sr. Sub. Note, 8.625%, 3/15/2012	2,132,875
2,600,000		Sally Beauty Holdings, Inc., 10.50%, 11/15/2016	2,288,000
550,000		The Yankee Candle Co., Inc., Sr. Note, 8.50%, 2/15/2015	305,250
6,400,000		The Yankee Candle Co., Inc., Sr. Sub. Note, 9.75%, 2/15/2017	3,104,000
1,050,000		United Auto Group, Inc., Sr. Sub. Note, 7.75%, 12/15/2016	530,250
		TOTAL	21,246,876
		Services--1.9%
4,325,000		Ceridian Corp., Sr. Unsecd. Note, 11.25%, 11/15/2015	1,838,125
6,200,000		KAR Holdings, Inc., 10.00%, 5/1/2015	2,728,000
Principal Amount			Value
		CORPORATE BONDS--continued
		Services--continued
$6,900,000		West Corp., Company Guarantee, 11.00%, 10/15/2016	$4,623,000
5,650,000		West Corp., Sr. Note, 9.50%, 10/15/2014	3,962,063
		TOTAL	13,151,188
		Technology--4.3%
5,300,000		Activant Solutions, Inc., Sr. Sub. Note, 9.50%, 5/1/2016	3,272,750
4,875,000	[1,2]	Compucom System, Inc., Sr. Sub. Note, 12.50%, 10/1/2015	2,851,875
4,675,000		First Data Corp., Company Guarantee, 9.875%, 9/24/2015	2,758,250
3,350,000		Freescale Semiconductor, Inc., Company Guarantee, PIK 9.125%, 12/15/2014	268,000
4,275,000		Freescale Semiconductor, Inc., Sr. Note, 8.875%, 12/15/2014	919,125
4,850,000	[1,2]	Open Solutions, Inc., Sr. Sub. Note, 9.75%, 2/1/2015	757,813
4,100,000		SERENA Software, Inc., Sr. Sub. Note, 10.375%, 3/15/2016	2,460,000
4,575,000		SS&C Technologies, Inc., Sr. Sub. Note, 11.75%, 12/1/2013	3,911,625
2,675,000		Seagate Technology HDD Holdings, Sr. Note, 6.80%, 10/1/2016	1,564,875
2,503,000		Smart Modular Technologies, Inc., Sr. Secd. Note, 6.935%, 4/1/2012	1,989,885
600,000	[1,2]	SunGard Data Systems, Inc., Sr. Note, 10.625%, 5/15/2015	528,000
5,200,000		SunGard Data Systems, Inc., Sr. Note, Series WI, 9.125%, 8/15/2013	4,550,000
5,475,000		SunGard Data Systems, Inc., Sr. Sub. Note, Series WI, 10.25%, 8/15/2015	3,859,875
2,875,000		Unisys Corp., Sr. Unsecd. Note, 12.50%, 1/15/2016	765,469
		TOTAL	30,457,542
		Tobacco--0.4%
2,825,000		Reynolds American, Inc., Sr. Secd. Note, 7.75%, 6/1/2018	2,496,594
		Transportation--1.3%
4,075,000	[1,2]	CEVA Group PLC, Sr. Note, 10.00%, 9/1/2014	1,579,063
3,900,000		Hertz Corp., Sr. Note, 8.875%, 1/1/2014	2,383,875
4,725,000		Hertz Corp., Sr. Sub. Note, 10.50%, 1/1/2016	2,079,000
1,550,000		Kansas City Southern Railway Company, 8.00%, 6/1/2015	1,290,375
2,300,000		Stena AB, Sr. Note, 7.50%, 11/1/2013	1,736,500
		TOTAL	9,068,813
		Utility - Electric--4.8%
1,275,000		CMS Energy Corp., Sr. Note, 6.875%, 12/15/2015	1,187,173
4,950,000		Dynegy Holdings, Inc., Sr. Note, 7.75%, 6/1/2019	3,242,250
6,875,000		Edison Mission Energy, Sr. Note, 7.75%, 6/15/2016	5,259,375
Principal Amount			Value
		CORPORATE BONDS--continued
		Utility - Electric--continued
$1,450,000		Edison Mission Energy, Sr. Unsecd. Note, 7.00%, 5/15/2017	$1,065,750
1,050,000		Energy Future Holdings Corp., Company Guarantee, 10.875%, 11/1/2017	682,500
1,411,315	[1,2]	FPL Energy National Wind, Note, 6.125%, 3/25/2019	1,246,400
4,400,000	[1,2]	Intergen NV, Sr. Secd. Note, 9.00%, 6/30/2017	4,004,000
3,725,000		NRG Energy, Inc., Sr. Note, 7.375%, 1/15/2017	3,473,563
4,975,000		NRG Energy, Inc., Sr. Note, 7.375%, 2/1/2016	4,639,188
3,400,000		Sierra Pacific Resources, Sr. Note, Series WI, 6.75%, 8/15/2017	2,715,842
1,475,000		TECO Finance, Inc., Unsub., Series WI, 6.75%, 5/1/2015	1,242,148
7,300,000		Texas Competitive Electric Holdings Co. LLC, Company Guarantee, Series WI, 10.25%, 11/1/2015	3,686,500
2,725,000		Texas Competitive Electric Holdings Co. LLC, Company Guarantee, Series WI-B, 10.25%, 11/1/2015	1,376,125
		TOTAL	33,820,814
		Utility - Natural Gas--5.8%
4,600,000		AmeriGas Partners LP, Sr. Note, 7.125%, 5/20/2016	4,347,000
4,925,000		El Paso Corp., Sr. Note, 8.05%, 10/15/2030	3,790,285
5,150,000		Holly Energy Partners LP, Sr. Note, 6.25%, 3/1/2015	3,836,750
775,000	[1,2]	Inergy LP, 8.75%, 3/1/2015	751,750
1,100,000		Inergy LP, Company Guarantee, 8.25%, 3/1/2016	1,050,500
5,025,000		Inergy LP, Sr. Note, 6.875%, 12/15/2014	4,673,250
4,175,000		MarkWest Energy Partners LP, Sr. Note, Series B, 8.75%, 4/15/2018	2,932,938
1,075,000		Pacific Energy Partners LP, Sr. Note, 6.25%, 9/15/2015	924,502
3,175,000		Pacific Energy Partners LP, Sr. Note, 7.125%, 6/15/2014	2,945,565
3,047,000		Regency Energy Partners LP, Sr. Unsecd. Note, 8.375%, 12/15/2013	2,605,185
3,275,000		Southern Star Central Corp., Sr. Note, 6.75%, 3/1/2016	2,751,000
6,050,000		Tennessee Gas Pipeline, Bond, 8.375%, 6/15/2032	5,793,776
2,550,000		Williams Cos., Inc., Note, 7.625%, 7/15/2019	2,388,368
2,625,000		Williams Cos., Inc., Note, 7.875%, 9/1/2021	2,432,756
		TOTAL	41,223,625
		Wireless Communications--5.1%
2,000,000		Centennial Communication Corp., Floating Rate Note - Sr. Note, 7.185%, 1/1/2013	2,010,000
1,375,000		Centennial Communication Corp., Sr. Unsecd. Note, 8.125%, 2/1/2014	1,423,125
1,900,000		Centennial Communications Corp., Sr. Note, 10.00%, 1/1/2013	2,028,250
Principal Amount or Shares			Value
		CORPORATE BONDS--continued
		Wireless Communications--continued
$775,000		Crown Castle International Corp., 9.00%, 1/15/2015	$780,813
1,250,000	[1,2]	Digicel Ltd., 12.00%, 4/1/2014	1,150,000
2,150,000	[1,2]	Digicel Ltd., Sr. Note, 8.875%, 1/15/2015	1,397,500
3,601,262	[1,2]	Digicel Ltd., Sr. Note, 9.125%, 1/15/2015	2,214,776
2,250,000	[1,2]	Digicel Ltd., Sr. Note, 9.25%, 9/1/2012	1,996,875
625,000	[1,2]	MetroPCS Wireless, Inc., 9.25%, 11/1/2014	606,250
5,300,000		MetroPCS Wireless, Inc., Sr. Note, 9.25%, 11/1/2014	5,167,500
6,150,000		Nextel Communications, Inc., Sr. Note, Series D, 7.375%, 8/1/2015	3,290,250
1,750,000		Rogers Wireless, Inc., 6.375%, 3/1/2014	1,774,327
2,025,000		Rogers Wireless, Inc., Sr. Sub. Note, 8.00%, 12/15/2012	2,052,844
9,800,000		Sprint Capital Corp., Company Guarantee, 6.90%, 5/1/2019	6,958,000
4,775,000		Sprint Nextel Corp., Unsecd. Note, 6.00%, 12/1/2016	3,438,000
		TOTAL	36,288,510
		Wireline Communications--1.9%
925,000		Citizens Communications Co., 9.00%, 8/15/2031	639,406
1,700,000	[1,2]	FairPoint Communications, Inc., Sr. Note, 13.125%, 4/1/2018	331,500
9,050,000		Qwest Corp., Note, 8.875%, 3/15/2012	8,982,125
3,050,000		Valor Telecommunications Enterprises, Sr. Note, 7.75%, 2/15/2015	2,985,441
675,000		Windstream Corp., Sr. Note, 8.625%, 8/1/2016	666,563
		TOTAL	13,605,035
		TOTAL CORPORATE BONDS (IDENTIFIED COST $986,701,091)	678,983,950
		COMMON STOCKS--0.0%
		Consumer Products--0.0%
3,192	[1,4,6]	Sleepmaster LLC	32
		Lodging--0.0%
1,750	[1,4,6]	Motels of America, Inc.	0
		Media - Cable--0.0%
52,360		Virgin Media, Inc.	251,328
		Media - Non-Cable--0.0%
46	[4,6]	Sullivan Graphics, Inc.	0
		Metals & Mining--0.0%
237,797	[1,4,6]	Royal Oak Mines, Inc.	4,432
Shares			Value
		COMMON STOCKS--continued
		Other--0.0%
746	[1,4,6]	CVC Claims Litigation LLC	$0
		Packaging--0.0%
24	[1,4,6]	Pliant Corp.	0
107,000	[1,4,6]	Russell Stanley Holdings, Inc.	0
		TOTAL	0
		TOTAL COMMON STOCKS (IDENTIFIED COST $11,279,495)	255,792
		WARRANT--0.0%
		Media - Non-Cable--0.0%
6,750	[4]	Sirius XM Radio Inc., Warrants (IDENTIFIED COST $1,348,981)	2,970
		PREFERRED STOCK--0.1%
		Finance - Commercial--0.1%
3,411	[1,2]	Preferred Blocker, Inc., Pfd., Series 144A, 7.00% (IDENTIFIED COST $1,073,809)	679,322
		MUTUAL FUND--0.7%
4,702,049	[7,8]	Prime Value Obligations Fund, Institutional Shares, 1.07% (AT NET ASSET VALUE)	4,702,049
		TOTAL INVESTMENTS--96.6% (IDENTIFIED COST $1,005,105,425) [9]	684,624,083
		OTHER ASSETS AND LIABILITIES - NET--3.4% [10]	23,946,392
		TOTAL NET ASSETS--100%	$708,570,475

1 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At March 31, 2009, these restricted securities amounted to $109,666,609, which represented 15.5% of total net assets.

2 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Directors (the "Directors"). At March 31, 2009, these liquid restricted securities amounted to $107,464,074, which represented 15.2% of total net assets.

3 On April 1, 2009, the issuer of this security did not pay its scheduled semi-annual interest payment.

4 Non-income-producing security.

5 Issuer in default.

6 Market quotations and price evaluations are not available. Fair value determined in accordance with procedures established by and under the general supervision of the Directors.

7 Affiliated company.

8 7-Day net yield.

9 The cost of investments for federal tax purposes amounts to $1,030,078,758.

10 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at March 31, 2009.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of March 31, 2009, in valuing the Fund's assets carried at fair value:

Valuation Inputs	Investments in Securities
Level 1--Quoted Prices and Investments in Mutual Funds	$ 4,953,377
Level 2--Other Significant Observable Inputs	679,620,890
Level 3--Significant Unobservable Inputs	49,816
TOTAL	$684,624,083

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of April 1, 2008	$ 242,756
Accrued discount	73,346
Change in unrealized depreciation [1]	(269,544)
Net purchases (sales)	3,258
Balance as of March 31, 2009	$49,816
The amount of total gains or losses for the year ended March 31, 2009 included in changes in net assets attributable to the change in unrealized gains or losses relating to assets still held at the reporting date. [1]
$ (75,857)

1 Amounts are included in the applicable line of the "Realized and Unrealized Loss on Investments and Foreign Currency Transactions" section of the Statement of Operations.

The following acronym is used throughout this portfolio:

PIK	--Payment in Kind

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

March 31, 2009

Assets:
Total investments in securities, at value including $4,702,049 of investments in an affiliated issuer (Note 5) (identified cost $1,005,105,425)		$684,624,083
Income receivable		24,193,344
Receivable for shares sold		3,045,113
TOTAL ASSETS		711,862,540
Liabilities:
Payable for investments purchased	$1,805,806
Payable for shares redeemed	827,198
Payable for distribution services fee (Note 5)	140,617
Payable for shareholder services fee (Note 5)	233,188
Payable for Directors'/Trustees' fee	3,250
Payable for transfer and dividend disbursing agent fees and expenses	253,458
Bank overdraft	23
Accrued expenses	28,525
TOTAL LIABILITIES		3,292,065
Net assets for 131,575,158 shares outstanding		$708,570,475
Net Assets Consist of:
Paid-in capital		$1,741,780,667
Net unrealized depreciation of investments		(320,481,342)
Accumulated net realized loss on investments and foreign currency transactions		(713,684,710)
Undistributed net investment income		955,860
TOTAL NET ASSETS		$708,570,475
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($481,308,046 ÷ 89,308,039 shares outstanding), $0.001 par value, 4,000,000,000 shares authorized		$5.39
Offering price per share (100/95.50 of $5.39)		$5.64
Redemption proceeds per share (98.00/100 of $5.39)		$5.28
Class B Shares:
Net asset value per share ($139,686,352 ÷ 25,978,483 shares outstanding), $0.001 par value, 2,000,000,000 shares authorized		$5.38
Offering price per share		$5.38
Redemption proceeds per share (92.50/100 of $5.38)		$4.98
Class C Shares:
Net asset value per share ($87,576,077 ÷ 16,288,636 shares outstanding), $0.001 par value, 4,000,000,000 shares authorized		$5.38
Offering price per share		$5.38
Redemption proceeds per share (97.00/100 of $5.38)		$5.22

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended March 31, 2009

Investment Income:
Dividends (including $422,876 received from an affiliated issuer (Note 5))			$465,466
Interest			87,416,098
TOTAL INCOME			87,881,564
Expenses:
Investment adviser fee (Note 5)		$6,195,341
Administrative personnel and services fee (Note 5)		643,745
Custodian fees		35,056
Transfer and dividend disbursing agent fees and expenses		1,137,539
Directors'/Trustees' fees		20,268
Auditing fees		26,000
Legal fees		10,316
Portfolio accounting fees		158,103
Distribution services fee--Class B Shares (Note 5)		1,459,688
Distribution services fee--Class C Shares (Note 5)		686,169
Shareholder services fee--Class A Shares (Note 5)		1,321,086
Shareholder services fee--Class B Shares (Note 5)		486,563
Shareholder services fee--Class C Shares (Note 5)		226,606
Account administration fee--Class A Shares		594
Account administration fee--Class C Shares		316
Share registration costs		56,829
Printing and postage		89,160
Insurance premiums		6,446
Taxes		50,851
Miscellaneous		15,719
TOTAL EXPENSES		12,626,395
Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(237,693)
Waiver of administrative personnel and services fee	(15,370)
Reimbursement of shareholder services fee--Class A Shares	(10,981)
Reimbursement of shareholder services fee--Class C Shares	(5,036)
TOTAL WAIVERS AND REIMBURSEMENTS		(269,080)
Net expenses			12,357,315
Net investment income			75,524,249
Realized and Unrealized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments			(28,791,483)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			(221,882,597)
Net realized and unrealized loss on investments and foreign currency transactions			(250,674,080)
Change in net assets resulting from operations			$(175,149,831)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended March 31	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income	$75,524,249	$76,963,251
Net realized gain (loss) on investments and foreign currency transactions	(28,791,483)	6,741,183
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(221,882,597)	(113,629,428)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(175,149,831)	(29,924,994)
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(51,122,224)	(49,454,244)
Class B Shares	(16,625,683)	(22,396,230)
Class C Shares	(7,950,848)	(8,792,257)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(75,698,755)	(80,642,731)
Share Transactions:
Proceeds from sale of shares	240,871,151	144,518,595
Net asset value of shares issued to shareholders in payment of distributions declared	52,451,105	55,298,457
Cost of shares redeemed	(287,973,811)	(393,358,205)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	5,348,445	(193,541,153)
Redemption Fees	92,444	84,966
Change in net assets	(245,407,697)	(304,023,912)
Net Assets:
Beginning of period	953,978,172	1,258,002,084
End of period (including undistributed net investment income of $955,860 and $800,793, respectively)	$708,570,475	$953,978,172

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

March 31, 2009

1. ORGANIZATION

Federated High Income Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to seek high current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Directors.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Shares of other mutual funds are valued based upon their reported NAVs.
  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price on their principal exchange or market.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Directors have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." As of and during the year ended March 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of March 31, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in the Commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Directors.

Additional information on restricted securities, excluding securities purchased under Rule 144A, if applicable, that have been deemed liquid by the Directors, held at March 31, 2009, is as follows:

Security	Acquisition Date	Acquisition Cost	Market Value
Chemtura Corp., Sr. Note, 6.875%, 6/1/2016	4/19/2006 - 5/12/2008	$3,472,053	$1,615,250
CVC Claims Litigation LLC	3/26/1997 - 6/18/1997	$7,280,944	$ 0
Hard Rock Park Operations LLC, Sr. Secd. Note, 7.383%, 4/1/2012	3/23/2006	$3,325,000	$ 49,875
Herbst Gaming, Inc., Sr. Sub. Note, 7.00%, 11/15/2014	11/5/2004 - 1/3/2008	$3,002,875	$ 23,594
Motels of America, Inc.	8/30/1994	$ 117,506	$ 0
Pliant Corp.	7/18/2006	$ 0	$ 0
Royal Oak Mines, Inc.	7/31/1998 - 2/24/1999	$ 26,419	$ 4,432
Russell Stanley Holdings, Inc.	2/5/1999 - 7/9/1999	$ 0	$ 0
Russell Stanley Holdings, Inc., Sr. Sub. Note, 9.00%, 11/30/2008	2/5/1999 - 5/15/2005	$5,341,207	$ 45,352
Sleepmaster LLC	12/23/2004	$ 0	$ 32
True Temper Sports, Inc., Sr. Sub. Note, 8.375%, 9/15/2011	3/3/2004 - 8/23/2005	$3,136,625	$ 464,000

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. CAPITAL STOCK

The following tables summarize capital stock activity:

Year Ended March 31	2009		2008
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	32,416,880	$202,204,677	15,785,221	$123,542,124
Shares issued to shareholders in payment of distributions declared	5,895,208	36,277,880	4,497,045	34,945,104
Shares redeemed	(29,382,034)	(179,534,544)	(26,284,634)	(205,061,675)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	8,930,054	$58,948,013	(6,002,368)	$(46,574,447)

Year Ended March 31	2009		2008
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	2,305,059	$13,599,741	1,619,701	$12,650,196
Shares issued to shareholders in payment of distributions declared	1,735,634	10,812,669	1,842,335	14,343,882
Shares redeemed	(13,259,701)	(83,818,775)	(18,872,366)	(147,720,242)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(9,219,008)	$(59,406,365)	(15,410,330)	$(120,726,164)

Year Ended March 31	2009		2008
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	4,493,615	$25,066,733	1,060,733	$8,326,275
Shares issued to shareholders in payment of distributions declared	872,836	5,360,556	772,872	6,009,471
Shares redeemed	(3,942,959)	(24,620,492)	(5,202,163)	(40,576,288)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	1,423,492	$5,806,797	(3,368,558)	$(26,240,542)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	1,134,538	$5,348,445	(24,781,256)	$(193,541,153)

Redemption Fees

The Fund imposes a 2.00% redemption fee to shareholders of the Fund's Class A Shares, Class B Shares and Class C Shares who redeem shares held for 90 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption fee. All redemption fees are recorded by the Fund as additions to paid-in-capital. For the year ended March 31, 2009, the redemption fees for Class A Shares, Class B Shares and Class C Shares amounted to $60,569, $21,605 and $10,270, respectively. For the year ended March 31, 2008, the redemption fees for Class A Shares, Class B Shares and Class C Shares amounted to $50,598, $24,552 and $9,816, respectively.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for discount accretion/premium amortization on debt securities, income and gain/loss on sales of defaulted securities and expiration of capital loss carryforwards.

For the year ended March 31, 2009, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(30,583,955)	$329,573	$30,254,382

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended March 31, 2009 and 2008, was as follows:

	2009	2008
Ordinary income	$75,698,755	$80,642,731

As of March 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$946,797
Net unrealized depreciation	$(345,454,675)
Capital loss carryforwards and deferrals	$(688,702,314)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales, discount accretion/premium amortization on debt securities and gain/loss on sales of defaulted securities, reinstated interest for defaulted bonds and partnership adjustments.

At March 31, 2009, the cost of investments for federal tax purposes was $1,030,078,758. The net unrealized depreciation of investments for federal tax purposes was $345,454,675. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $2,772,920 and net unrealized depreciation from investments for those securities having an excess of cost over value of $348,227,595.

At March 31, 2009, the Fund had a capital loss carryforward of $668,954,922 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2010	$245,607,631
2011	$297,612,303
2012	$108,709,413
2015	$ 4,718,377
2016	$ 2,637,413
2017	$ 9,669,785

Capital loss carryforwards of $30,583,955 expired during the year ended March 31, 2009.

Under current tax regulations, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2009, for federal income tax purposes, post October losses of $19,747,392 was deferred to April 1, 2009.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended March 31, 2009, the Adviser voluntarily waived $223,215 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended March 31, 2009, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $15,370 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended March 31, 2009, FSC retained $69,942 of fees paid by the Fund.

Sales Charges

Front-end sales charges and contingent deferred sales charges ("CDSC") do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended March 31, 2009, FSC retained $118,791 in sales charges from the sale of Class A Shares. FSC also retained $10,945 of CDSD relating to redemptions of Class A Shares and $4,154 relating to redemptions of Class C Shares.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended March 31, 2009, FSSC voluntarily reimbursed $16,017 of shareholder services fees. For the year ended March 31, 2009, FSSC received $67,253 of fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.23%, 1.99% and 1.99%, respectively, for the fiscal year ending March 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through May 31, 2010.

General

Certain Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended March 31, 2009, the Adviser reimbursed $14,478. Transactions with the affiliated company during the year ended March 31, 2009 were as follows:

Affiliate	Balance of Shares Held 3/31/2008	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 3/31/2009	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	11,624,895	227,069,171	233,992,017	4,702,049	$4,702,049	$422,876

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities, short-term obligations and in-kind contributions, for the year ended March 31, 2009, were as follows:

Purchases	$159,023,524
Sales	$150,183,475

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of March 31, 2009, there were no outstanding loans. During the year ended March 31, 2009, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds.

As of March 31, 2009, there were no outstanding loans. During the year ended March 31, 2009, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In April 2009, FASB released Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP FAS 157-4), which is effective for interim and annual reporting periods ending after June 15, 2009. FSP FAS 157-4 provides additional guidance for estimating fair value in accordance with FASB Statement No. 157, Fair Value Measurements .. Management has concluded that the adoption of FSP FAS 157-4 is not expected to have a material impact on the Fund's net assets or results of operations.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended March 31, 2009, 0.06% of total ordinary dividends paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended March 31, 2009, 0.06% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
FEDERATED HIGH INCOME BOND FUND, INC.

We have audited the accompanying statement of assets and liabilities of Federated High Income Bond Fund, Inc. (the "Fund"), including the portfolio of investments, as of March 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated High Income Bond Fund, Inc. at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
May 19, 2009

Board of Directors and Fund Officers

The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Fund comprised one portfolio, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 DIRECTOR Began serving: October 1977	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: July 1987	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr. Birth Date: June 23, 1937 DIRECTOR Began serving: August 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor of Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 DIRECTOR Began serving: January 2000	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 DIRECTOR Began serving: August 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Chairman, Audit Committee.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 DIRECTOR Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 DIRECTOR Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting); Consultant, EZE Castle Software (investment order management software); Partner, Midway Pacific (lumber).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Director, EZE Castle Software.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John S. Walsh Birth Date: November 28, 1957 DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 DIRECTOR Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: October 1977	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Mark E. Durbiano Birth Date: September 21, 1959 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Mark E. Durbiano has been the Fund's Portfolio Manager since January 1987. He is Vice President of the Fund. Mr. Durbiano joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of the Fund's Adviser. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

Evaluation and Approval of Advisory
Contract - May 2008

FEDERATED HIGH INCOME BOND FUND, INC. (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For both the one- and three-year periods ending December 31, 2007, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated High Income Bond Fund, Inc.
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314195108
Cusip 314195207
Cusip 314195306

8042507 (5/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Item 2.                      Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3.                      Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Nicholas P. Constantakis, Charles F. Mansfield, Jr. and Thomas M. O’Neill.

Item 4.                      Principal Accountant Fees and Services

(a)           Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2009 - $27,800

Fiscal year ended 2008 - $26,000

(b)                      Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2009 - $0

Fiscal year ended 2008 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)                       Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2009 - $0

Fiscal year ended 2008 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)                      All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2009 - $0

Fiscal year ended 2008 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $9,858 respectively.  Fiscal year ended 2008- Discussions related to accounting for swaps.

(e)(1)                      Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)
The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)
Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant  at the time of the engagement to be non-audit services; and

(3)
Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)                      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2009 – 0%

Fiscal year ended 2008 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2009 – 0%

Fiscal year ended 2008 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2009 – 0%

Fiscal year ended 2008 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
Fiscal year ended 2009 - $148,860

Fiscal year ended 2008 - $157,894

(h)                      The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.                      Audit Committee of Listed Registrants

Not Applicable

Item 6.                      Schedule of Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.                      Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.                      Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                      Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Federated High Income Bond Fund, Inc.

By	/S/ Richard A. Novak
Richard A. Novak
Principal Financial Officer
Date	May 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ J. Christopher Donahue
J. Christopher Donahue
Principal Executive Officer
Date	May 21, 2009

By	/S/ Richard A. Novak
Richard A. Novak
Principal Financial Officer
Date	May 19, 2009